EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), I, Glenn H. Zerbe, President and Chief Executive Officer and I, Curtis O. Kawlewski, Chief Financial Officer of Nuvera Communications, Inc., hereby certify that (i) the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“the Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ Glenn H. Zerbe
Glenn H. Zerbe
President and Chief Executive Officer
(Principal Executive Officer)
March 17, 2025

/s/ Curtis O. Kawlewski
Curtis O. Kawlewski
Chief Financial Officer
(Principal Financial Officer and Chief
Accounting Officer)
March 17, 2025